Exhibit 99.1

Contact:

MEDIA

Jean-Marc Podvin 33-1-53-77-42-23 jean-marc.podvin@sanofi-aventis.com	Jeff Macdonald 212-546-4824 jeffrey.macdonald@bms.com

Laura Hortas 609-252-4587 laura.hortas@bms.com

INVESTORS Sanjay Gupta 33-1-53-77-45-45 sanjay.gupta@sanofi-aventis.com	John Elicker 212-546-3775 john.elicker@bms.com

Plavix® Preliminary Injunction Appeal

•	Apotex’s Motion to Stay Rejected

•	Court sets Calendar for Appeal

Paris, France and New York, New York (September 21, 2006) - Sanofi-aventis (Paris Bourse: EURONEXT: SAN; and New York: NYSE: SNY) and Bristol-Myers Squibb (New York: NYSE: BMY) announced today that the United States Court of Appeals for the Federal Circuit has denied the motion by Apotex to stay the August 31, 2006 preliminary injunction issued by the United States District Court for the Southern District of New York. That injunction ordered Apotex to halt its sales of a generic version of clopidogrel bisulfate product that competes with PLAVIX®.

Apotex had sought the stay pending its appeal of the preliminary injunction.

The Court of Appeals for the Federal Circuit has set an expedited schedule for Apotex’s appeal of the preliminary injunction, with oral argument scheduled for October 31, 2006.

About sanofi-aventis

Sanofi-aventis is the world’s third largest pharmaceutical company, ranking number one in Europe. Backed by a world-class R&D organization, sanofi-aventis is developing leading positions in seven major therapeutic areas: cardiovascular, thrombosis, oncology, metabolic diseases, central nervous system, internal medicine, and vaccines.

About Bristol-Myers Squibb

Bristol-Myers Squibb is a global pharmaceutical and related health care company whose mission is to extend and enhance human life.

Statements on Cautionary Factors

Sanofi-aventis

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These statements include financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, intentions and expectations with respect to future events, operations, products and services, and statements regarding future performance. Forward-looking statements are generally identified by the words “expect,” “anticipates,” “believes,” “intends,” “estimates,” “plans” and similar expressions. Although sanofi-aventis’ management believes that the expectations reflected in such forward-looking statements are reasonable, investors are cautioned that forward-looking information and statements are subject to various risks and uncertainties, many of which are difficult to predict and generally beyond the control of sanofi-aventis, that could cause actual results and developments to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include risks that may arise from the Department of Justice’s criminal investigation on the Plavix® proposed settlement with Apotex, the adverse impact of generic product distributed into the market prior to the Court’s injunction, the risks related to the launch of a generic clopidogrel bisulfate product by Apotex, the potential launch of a generic clopidogrel bisulfate product by other entities, as well as those discussed or identified in the public filings with the SEC and the AMF made by sanofi-aventis, including those listed under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in sanofi-aventis’ annual report on Form 20-F for the year ended December 31, 2005. Other than as required by applicable law, sanofi-aventis does not undertake any obligation to update or revise any forward-looking information or statements.

Bristol-Myers Squibb

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans and projections regarding the company’s financial position. These statements may be identified by the fact that they use words such as “anticipate,” “estimates,” “expect,” “guidance,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. These factors include, among other things, the unpredictability of the ultimate outcome of any litigation matter, including whether the appellate court in the Plavix litigation will, on appeal, rule in the company’s favor and maintain interim relief pending trial, any risks associated with the criminal investigation conducted by the Department of Justice in connection with the proposed settlement with Apotex, and the launch of a generic clopidogrel bisulfate product by Apotex, including the amount of generic product distributed prior to the Court’s injunction. For further details and a discussion of these and other risks and uncertainties, see the company’s periodic reports, including current reports on Form 8-K, quarterly reports on Form 10-Q and the annual report on Form 10-K, furnished to and filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

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